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Investor Presentation
January 11, 2006

The Power of People and Ideas

Agenda
•
Metaldyne Overview
•
Product/Customer Strategy
•
Sales Update
•
Financial Review

The Power of People and Ideas
Metaldyne Overview

metaldyne

Powertrain

Chassis

N. American Forging

Differential Case Components &
Assemblies Powertrain, Gears,
Shafts & Components Wheel
Hubs

metaldyne

The largest independent supplier of engine, driveline and chassis components, systems  and modules to the global automotive industry
Note:          N.A. Forging is excluded in the numbers above from Powertrain and Chassis.
For external purposes $26 million and $16 million of N.A. Forging relate to Powertrain in 2004 and 2005 Q2
YTD respectively; and $320 million and $183 million relate to Chassis in 2004 and 2005 Q2 YTD respectively.
2004 Sales (Actual):                                         $826
2005 Sales (Q2 YTD):                                         $505
Q2 2005 YTD up 24% versus 2004

2004 Sales (Actual):                                         $832
2005 Sales (Q2 YTD):                                         $464
Q2 2005 YTD up 10% versus 2004
2004 Sales (Actual):                                         $346
2005 Sales (Q2 YTD):                                         $199
Q2 2005 YTD up 14% versus 2004

Metaldyne Product Structure

N. American Forging

Differential Case Components & Assemblies Powertrain, Gears, Shafts & Components Wheel Hubs

The largest independent supplier of engine, driveline and chassis components, systems  and modules to the global automotive industry
▪
Steering & Rear Knuckles
▪
Upper & Lower
Control Arms
▪
Mini-Corner Assemblies
▪
Wheel Spindles
▪
Wheel Hubs

▪
Connecting Rods & Bearing Caps
▪
Front Engine Modular Assemblies
▪
Balance Shaft Modules
▪
Exhaust Manifolds
▪
Crankshaft Dampers & Isolation
Pulleys
Powertrain
Chassis
2004 Sales (Actual):                                         $826
2005 Sales (Q2 YTD):                                         $505
Q2 2005 YTD up 24% versus 2004

2004 Sales (Actual):                                         $832
2005 Sales (Q2 YTD):                                         $464
Q2 2005 YTD up 10% versus 2004
Note:          N.A. Forging is excluded in the numbers above from Powertrain and Chassis.
For external purposes $26 million and $16 million of N.A. Forging relate to Powertrain in 2004 and 2005 Q2
YTD respectively; and $320 million and $183 million relate to Chassis in 2004 and 2005 Q2 YTD respectively.
Metaldyne Product Structure

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%

metaldyne

2000
MascoTech Auto
2005E
Metaldyne
Metaldyne
Core Products
N.A. Forging
45%
55%
14%
86%
Sales Revenue 2000 / 2005E / 2009 E
10%
90%
2009E
Metaldyne
Growth Strategy - Metaldyne Transformation

$1,800
$1,500
$1,200
$900
$600
$300
$0
$1,119
$1,505
$1,681
Q3 YTD 2003A
Q3 YTD 2004A
Q3 YTD 2005A

$180
$150
$120
$90
$60
$30
$0
Q3 YTD 2003A
Q3 YTD 2004A
Q3 YTD 2005A

Sales
EBITDA
$112
$135
$164
Metaldyne Update
▪
Metaldyne achieved top line growth of
approximately 11.7% through Q3 YTD 2005,
despite a 1.3% decline at Big Three
automakers over the past year.
▪
Best Q3 YTD EBITDA performance
in company history.
▪
Business model has been strongly
embraced by OEMs.
▪
$400mm in new business
awards launching in 2005
▪
Global footprint now established with expansion
continuing in China and Korea
▪
Diversification in Metaldyne’s
customer base continues.
▪
Growth with Toyota, Honda, Nissan,
Hyundai, Renault and BMW
▪
Modules replacing components

2005 Highlights
Market Performance
$294.8 Million Q3 YTD in new business awards
▪
New Castle awarded knuckles and control
arms for North American OEMs
▪
Korea and Fremont Awarded Balance Shaft Modules
▪
Hamburg and North Vernon Awarded Exhaust Products and
Connecting Rods
▪
Barcelona and Lyon Awarded Engine NVH Products

2005 Highlights
Other Key Initiatives
▪
Completed Final AR Securitization with GE
▪
Added Estimated $30-40m of Additional Liquidity on Daily Basis vs. Old Facility
▪
Successfully Addressed Risks of GM/Ford Downgrade
▪
Signed Agreement to Sell North American Forging Business
▪
Received Hyundai Supplier award
▪
GM and Hyundai Conn Rod Launches
▪
PSA NVH Product Launch
▪
Launch of New Plant in Hangzhou, China
▪
Facility Groundbreaking in Suzhou, China

160
140
120
100
80
60
40
20
0
2002
2003
2004
2005E
2006E

metaldyne

▪
Historical CAPEX
reinvestment has averaged
over 75%  of EBITDA since 2002
▪
New business model implemented,
expanded technologies, growing global
footprint
▪
Metaldyne’s revenue base
expected to grow through 2010
▪
Current estimates of “awarded” business
launching through 2009 over $650 million
▪
Over $150 million of “highly probable” business
▪
Over $700 million of “tracking business” in
discussion
2006 Capital Expenditures expected to be $75 million.
2006 expected to be CASH FLOW POSITIVE
Historical and Forecasted CAPEX (millions $)

Metaldyne has invested more than industry
to change business model...
…However, 2006 capital will be
more in line with industry.

Spend
$200 million
above industry
average.

5 Years of Significant Investment

The Power of People and Ideas
Product/Customer Strategy

Existing Facility in 2001
New Since 2001
Canada
Mexico
Brazil
EUROPE
United Kingdom
France
Germany
Czechia
Italy
Spain
ASIA
Japan
Korea
China
India
Sales
and /or
R&D
Engine
Products
PM & Con
Rod
Vibration
Control
Hydraulic
Controls
Chassis
Products
Forgings
United States
Driveline
Products
06
07
TBD
06
06
06
06
Metaldyne Global Footprint - Current

Growth Strategies
▪
Increase Value-Add Content
▪
Pursue OEM Outsourcing
▪
Acquire Strategic OEM Assets / Businesses
▪
Leverage Market Consolidation
▪
Expand Core Capabilities Globally

Connecting Rods
Valve Bodies
Balance Shaft
Modules
Mini Corner
Assemblies
Differential Case
Assemblies
Clutch Modules
Damper / Isolation
Pulleys
Key Products

Honda Pilot
Connecting Rods
Growth Strategy:
•
Increase Value-Add Content
•
Pursue OEM Outsourcing

Key Products

Hyundai Sonata
Balance Shaft
Modules
Growth Strategy:
•
Increase Value-Add Content
•
Expand Core Capabilities Globally

Key Products

Customer TBA
Differential Case
Assemblies
Growth Strategy:
•
Increase Value-Add Content
•
Pursue OEM Outsourcing

Key Products

Ford Explorer
Clutch Modules
Growth Strategy:
•
Increase Value-Add Content
•
Pursue OEM Outsourcing
Key Products

Chrysler 300C
Mini Corner
Assemblies
Growth Strategy:
•
Increase Value-Add Content
•
Pursue OEM Outsourcing
•
Acquire Strategic OEM Business
•
Leverage Market Consolidation
•
Expand Core Capabilities Globally
Key Products

SGM / Daewoo Magnus
Valve Bodies
Growth Strategy:
•
Increase Value-Add Content
•
Expand Core Capabilities Globally

Key Products

2005 FCZ 92

[redacted]

[redacted]

[redacted]

metaldyne

Renault Laguna
Growth Strategy:
•
Increase Value-Add Content
•
Leverage Market Consolidation
Damper / Isolation
Pulleys
Key Products

The Power of People and Ideas
Sales Update

Other
24%
PSA
2%
Hyundai
2%
Renault /
Nissan
2%
Toyota
2%
Honda
1%
DCX
33%
Ford
22%
General
Motors
12%

Hyundai
6%
Renault /
Nissan
4%
Toyota
6%
Honda
4%
DCX
30%
Ford
19%
General
Motors
9%
Other
22%

metaldyne

2005
OEM Total Sales
(1)Sales to end vehicle platforms (sees through Tier 1 sales relationships)
(2)Includes sales that are currently being manufactured; business that has been “awarded” (with a purchase order and/or letter of intent in Company possession); “highly probable” quoted business that has a prototype order or an encouraging letter from the customer; and
other “tracking” business that has been quoted to the customer.
2009

Other 24%
General Motors 12%
PSA 2%
Hyundai 2%
Renault / Nissan 2%
Ford 22%
Toyota 2%
Honda 1%
DCX 33%

Hyundai 6%
Other 22%
Renault / Nissan 4%
General Motors 9%
Toyota 6%
Honda 4%
Ford 19%
DCX 30%

metaldyne

2005
OEM Total Sales
(1)Sales to end vehicle platforms (sees through Tier 1 sales relationships)
(2)Includes sales that are currently being manufactured; business that has been “awarded” (with a purchase order and/or letter of intent in Company possession); “highly probable” quoted business that has a prototype order or an encouraging letter from the customer; and
other “tracking” business that has been quoted to the customer.
2009
Key Customer Growth:
7% - 20%

Mini Corner

Connecting Rods

Valve Bodies

Differential Case

Balance Shaft

metaldyne

2006 New Program Launches	Peak Sales (millions)
Knuckles/Knuckle Modules	41.6
Control Arms	8.6
Dampers	16.3
Connecting Rods	35.6
Valve Bodies	25.2
Differential Gears/Assemblies	64.3
Balance Shaft Modules	30.7
Wheel Hubs	10.6
Other	160.9
2006 New Program Launches Approximately $400 million
2006 New Program Launches

              Key 2006 Forecast Assumptions
▪
Vehicle Production consistent
with CSM forecast
–
GM 0.4% increase, Ford 3.4%
decline and DCX 0.8% decline
–
Total Big 3 Production 1.1% decline
–
Total NAFTA Production 0.3%
increase
(millions)
2005 Q3 LTM Sales	$2,180
Less: Q3 LTM NAF Sales (1)	$(318)
Adjusted 2005 Q3 LTM Sales	$1,862
Net of $47.3 million of inter-company sales
Sales Outlook

Metaldyne’s Building Blocks of Success
▪
Large Reliance on DaimlerChrysler
in North American Market
▪
Product-focused Growth Strategies Built Upon
Value-Added Content to all Customers
▪
Rapid Expansion of Asia Footprint and Customers
▪
Primary Emphasis on Operating Acumen

The Power of People and Ideas
Financial Review

▪
18.7% reduction in production for Big 3 in North America since
2000
▪
Increases in raw material cost approximately equal to 100% of historical EBITDA
▪
Unexpected deterioration of North American Forging business
-
In 2000 this business represented approximately 59% of EBITDA while in
2004 it represented only 15%
▪
Completed accounting investigation
-
Stemming from issues predating formation of Metaldyne and current management team
▪
Industry wide liquidity crunch…  while Metaldyne invested record amounts of capital required to change the business model
(1) Per internal financial statements

Financial Review

400,000
800,000
1,200,000
1,600,000
2,000,000
2001
2002
2003
2004
Q3 05
LTM
90,000
130,000
170,000
210,000
Sales
EBITDA
Sales vs. EBITDA – 2001 Thru Q3 2005
Includes New Castle in 2004 and 2005;
excludes TriMas
Historical Financials | Excluding Forging

120
100
80
60
40
20
0
Q3 '04
Q4 '04
Q1 '05
Q2 '05
Q3 '05

metaldyne

Recent Quarter End Liquidity History
▪
North American Forging divestiture – Asset
Purchase Agreement signed
▪
$79.2M in cash and retain accounts receivable
(approx. $40M)
▪
Buyer assumes IRB of $7.5M
▪
Over $12M of required Letter of
Credit go with deal
▪
Buyer retains all other working capital
    (post sale true up at $3.5M)
▪
Bank amendment will determine
total liquidity effect
▪
Equipment Financing Facility –
Completed on 12/20/05
▪
Utilized approx. $11M with approx. $9M
additional to be used in first half of 2006
▪
Operating Performance
▪
EBITDA growth combined with capital
spending reduction
▪
Alternative Opportunities
▪
Buyout aged/accretive operating leases
▪
Mexico sale leaseback
▪
TriMas stock

Strategy for Achieving Quarter-End
Liquidity over $200M
Represents quarter-ended liquidity position as consistently
calculated. Note that this number tends to inflate quarter-end liquidity due to quarter-end cash collections.
Liquidity Strategy

Fourth Quarter	
	2005 Estimate	2004 Actual
Sales… … … … … … …	$505 - $520	$500
Operating Profit… … …	4 - 8	(1)
Adjusted EBITDA… …	41 - 45	36

metaldyne

($ in millions)
▪
NA Forging will be reported as discontinued
operations on the 2005 financial statements.
This is not reflected on this format.
▪
Costs to divest NA forging business not included
▪
Expected to incur significant non-cash loss upon
sale
▪
Q4 2005 does not include an estimate for
Fixed Asset gains and losses.
▪
Operating Profit and Adjusted EBITDA
include
▪
2004:
▪
$2.8 million in fees relating to the 2004
accounting investigation.
▪
2005:
▪
$3.6 million FAS 106 curtailment gain
▪
Approximately $1.0M of severance
▪
Approximately $0.6M of Sarbanes Oxley costs

Q4 2005 Preliminary Outlook

The Power of People and Ideas
Appendix

Total Sales	$512,670	$501,680	2.2%	$1,680,520	$1,504,710	11.7%
Segment Adjusted EBITDA						
Chassis Group	$22,610	$19,810	14.1%	$81,480	$80,750	0.9%
Powertrain Group	23,570	21,660	8.8%	91,390	79,550	14.9%
Total Segment Adjusted EBITDA	$46,180	$41,470	11.4%	$172,870	$160,300	7.8%
Less: Corporate Expenses	(4,170)	(11,940)	-65.1%	($8,470)	($25,480)	-66.8%
Total Metaldyne Adjusted EBITDA [1]	$42,010	$29,530	42.3%	164,400	134,820	21.9%
% Margin [2]	*8.2%*	*5.9%*	2.3%	*9.8%*	*9.0%*	0.8%
Memo Item:						
Restructuring Expense [3]	(200)	(220)		(1,880)	(1,930)	
Fixed Asset Losses	(1,960)	(790)		(2,850)	(1,540)	
FAS 106/87 Curtailment Gain	3,540	-		9,610	1,980	
Foreign currency gains	70	160		420	(660)	
Independent investigation fees	-	(8,600)		-	(15,030)

($ in 000s)
Q3 2004 EBITDA
contains a $4.5
million reduction
of management
incentive
compensation.
Q3 2005 Performance

(1) The Company defines Adjusted EBITDA as net income (loss) before cumulative effect of accounting change and before interest, taxes, depreciation, amortization, asset impairment, non-cash losses on sale-leaseback of and equipment and non-cash restricted stock award expense.  See reconcilation of Net Income to Adjusted EBITDA in the appendix.

(2) Note that the Company received approximately $19 million and $84 million in the third quarter and the YTD third quarter of 2005 respectively in pricing related to material cost increases for the components it manufactures.  However, these cost increases were a direct pass through to the customers and the Company did not make any margin on this price increase.  Adjusting sales to eliminate this price increase, margin would have been 0.3% higher in the third quarter and 0.5%
higher in the YTD third quarter of 2005.

(3) Restructuring expense mainly due to reduction in headcount in response to 2005 and 2004 economic conditions.

Q3 2005	Q3 2004	Q3 05 YTD	Q3 04 YTD
Net sales	$512.7	$501.7	$1,680.5	$1,504.7
Cost of sales	473.3	467.5	1,525.2	1,365.9
Gross profit	39.4	34.2	155.3	138.8
Selling, general and administrative expenses	32.5	35.9	92.3	98.4
Restructuring Charges	0.2	0.2	1.9	1.9
Loss on disposition of manufacturing facilities	-	-	-	7.6
Operating profit	6.7	(1.9)	61.1	30.9
Other expense, net:				
Interest expense	22.6	21.7	66.9	61.5
Preferred stock dividends	5.8	4.9	16.8	13.8
Noncash gain on maturity of interest rate arrangement	-	-	-	(6.6)
Equity (gain) loss from affiliates	(0.1)	(0.8)	(1.6)	(5.2)
Other, net	3.4	1.5	7.9	4.9
Other expense, net	31.7	27.3	90.0	68.4
Earning (Loss) before income taxes	(25.0)	(29.2)	(28.9)	(37.5)
Income tax benefit	9.8	11.8	10.2	11.7
Net Loss	(15.2)	(17.4)	(18.7)	(25.8)
Basic and diluted loss per share	(0.36)	(0.41)	(0.44)	(0.60)

metaldyne

($ in millions - except per share data)
Income Statement

Q3 2005	Q4 2004	Change
Cash and investments	$6.3	$0.0	$6.3
Receivables	154.9	181.6	(26.7)
Inventories	118.9	127.0	(8.1)
Other current assets	52.4	55.0	(2.6)
Total current assets	$332.5	$363.7	($31.2)
Property and equipment, net	812.8	856.3	(43.5)
Goodwill	602.0	626.2	(24.2)
Other assets	323.9	348.5	(24.6)
Total assets	$2,071.2	$2,194.7	($123.5)
Accounts payable	262.5	286.6	(24.1)
Accrued liabilities	132.4	117.0	15.4
Current maturities of long term debt	8.0	12.2	(4.2)
Long-term debt	839.5	855.5	(16.0)
Long term liabilities	177.4	232.3	(54.9)
Redeemable preferred stock	166.0	149.2	16.8
Total liabilities	$1,585.8	$1,652.8	($67.0)
Shareholders equity	485.4	541.9	(56.5)
Total liabilities and shareholders equity	$2,071.2	$2,194.7	($123.5)
Memo: Debt			
Long-term debt	839.5	855.5	(16.0)
Current portion of long-term debt	8.0	12.2	(4.2)
A/R Securitization Facility	126.6	63.3	63.3
Total Debt	$974.1	$931.0	$43.1

Key Driver of Debt Change	
Change in Current Assets	($31.2)
Change in AR Securitization	63.3
Adjusted Change in Current Assets	(32.2)
Change in Accounts Payable	(24.1)
Change in Accrued Liabilities	15.4
Adjusted Change in Net Working Capital	(40.9)

*Additional/Foreign factoring decreased approximately $6 million YTD.

metaldyne

($ in millions)
Summary Balance Sheet

10/2/2005
Revolving Credit Commitment....................	$200.0
Amount Outstanding............................	(50.0)
Letters of Credit	(69.3)
Undrawn Revolver Commitments.............	80.7
AR Securitization Availability..................	156.9
Net Undrawn Commitments Available...........	$237.6
AR Securitization Outstanding.................	(126.6)
Net Liquidity Available	$111.0
Net Cash..	6.0
Net Liquidity Available incl. Cash	**$117.0**

metaldyne

($ in millions)
Metaldyne Undrawn Commitments at 10-02-05

The Power of People and Ideas